SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 10, 2014  (July 3, 2014)

China Carbon Graphite Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-114564	98-0550699
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer identification no.)

c/o Xinghe Xingyong Carbon Co., Ltd. 787 Xicheng Wai Chengguantown Xinghe County Inner Mongolia, China
(Address of Principal Executive Offices)

(Zip Code)

(+86) 474-7209723
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 3, 2014, the registrant entered into an installment payment agreement (the “Installment Agreement”) with Dengyong Jin and Benhua Du (collectively the “Purchasers”). The Installment Agreement is entered in connection with the asset purchase agreement dated June 10, 2014, to which the registrant and the Purchasers are parties (the “Purchase Agreement”).

Pursuant to the Installment Agreement, the Purchasers agreed to pay the purchase price under the Purchase Agreement of RMB 10 million in installments as follows: (1) an initial installment of RMB 0.6 million in cash plus the cancellation of the registrant’s repayment obligation of RMB 6.27 million to one of the Purchasers, and (2) one or more installments of the remaining RMB 3.13 million in cash on or before July 25, 2014. Any amount not paid by such date will accrue interest at 10% annually until payment. Additionally, the closing of the transactions contemplated under the Purchase Agreement shall close concurrently with the final installment. As previously disclosed in the registrant’s current report on Form 8-K filed on July 3, 2014, the transactions under the Purchase Agreement was approved at a special meeting of the registrant’s shareholders held on June 30, 2014.

In connection with the foregoing initial installment, the registrant and Dengyong Jin entered into an indebtedness cancellation agreement (the “Cancellation Agreement”) concurrently with the Installment Agreement, pursuant to which Mr. Jin discharged the registrant of its obligation to repay him RMB 6.27 million, and surrendered all right to collect such amount from the registrant.

The foregoing descriptions of the Installment Agreement and the Cancellation Agreement are qualified in their entirety by reference to the full text of such agreements, which are filed as Exhibits 99.1 and 99.2 to this report and incorporated herein by reference. A copy of the Purchase Agreement is included as an exhibit to the registrant’s current report on Form 8-K filed on June 16, 2014.

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Installment Payment Agreement by and between the registrant and the Purchasers, dated as of July 3, 2014
99.2	Indebtedness Cancellation Agreement by and between the registrant and Dengyong Jin, dated as of July 3, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHINA CARBON GRAPHITE GROUP, INC.
Date: July 10, 2014	(Registrant)

	By:	/s/ Donghai Yu
Donghai Yu
Chief Executive Officer